EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 6.03.04

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
JACKUPS (46)
1	GSF Britannia	200’	Bret Engineering	UK North Sea	Yes	Contracted	early Jul 02	late Nov 04		Dayrate adjusted every 3-months based on market dayrate; dayrate for Apr thru Jun 04 estimated in low $40s; followed by 2-week survey
2	GSF Compact Driller	300’	MLT 116-C	Thailand		Contracted	late Aug 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Apr-Jun 04 estimated in high $50s
3	GSF Constellation I	400’	F&G JU 2000	Trinidad	Yes	Upgrades	early May 04	late Jun 04		Followed by 3-year contract in low $70s
4	GSF Constellation II	400’	F&G JU 2000	MOB to Argentina	Yes	MOB	early Jun 04	late Jul 04		Followed by 9 1/2 commitment in low $70s
5	GSF Galaxy I	400’	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	early May 04	mid Oct 04	low $90s
6	GSF Galaxy II	400’	KFELS Mod VI	East Canada	Yes	Contracted	early Jun 04	late Aug 04	low $100s	Followed by 2-month contract in low $60s; followed by 3-month contract in low $100s
7	GSF Galaxy III	400’	KFELS Mod VI	UK North Sea	Yes	Contracted	early May 04	mid Dec 04	low $90s	(rig swap Galaxy I), 600 day contract in mid $90s commencing in mid-2005
8	GSF Galveston Key	300’	MLT 116-C	Vietnam	Yes	Contracted	early May 02	late Oct 04		Dayrate adjusted every three months based on market dayrate; dayrate for Apr—Jun 04 estimated in high $50s; 1-week survey mid May 04
9	GSF Adriatic I	300’	MLT 116-C	Nigeria	Yes	Contracted	late Jun 02	late Jun 04	low $70s	Followed by 3-month contract in mid $50s
10	GSF Adriatic II	350’	MLT 116-C	Gulf of Mexico	Yes	Upgrades	mid May 04	late Jun 04		Followed by 1-month MOB to Angola; followed by 2 1/2-year contract in mid $50s
11	GSF Adriatic III	350’	MLT 116-C	Gulf of Mexico	Yes	Contracted	early May 04	late Jun 04		Dayrate adjusted monthly based on market dayrate; dayrate estimated for Jun 04 in mid $30s
12	GSF Adriatic IV	350’	MLT 116-C	Egypt		Contracted	early Mar 03	early Mar 05	high $50s
13	GSF Adriatic V	300’	MLT 116-C	Cameroon		Upgrades	late Mar 04	mid Jul 04		Followed by a 2 1/2-year contract in mid $50s
14	GSF Adriatic VI	225’	MLT 116-C	MOB to Equatorial Guinea	Yes	Upgrades/ MOB	mid Apr 04	mid Jun 04		Followed by 4-month commitment in low $50s
15	GSF Adriatic VII	350’	MLT 116-C	Trinidad	Yes	Contracted	mid Mar 04	mid Jun 04	low $60s	Followed by 3-month contract in low $60s
16	GSF Adriatic VIII	328’	MLT 116-C	Nigeria		Contracted	late Apr 04	early Mar 06	mid $50s
17	GSF Adriatic IX	350’	MLT 116-C	Gabon	Yes	Contracted	late Jan 04	mid Jul 04	high $40s	Followed by 2 1/2-month upgrade
18	GSF Adriatic X	350’	MLT 116-C	Gulf of Mexico	Yes	Contracted	mid May 04	late Jun 04	high $40s	Followed by 1 1/2 month contract in low $50s
19	GSF Adriatic XI	225’	MLT 116-C	UK North Sea	Yes	Available	mid Feb 04			Estimated idle period mid Feb 04—mid Jun 04; followed by 2 1/2-month MOB to Singapore
20	GSF Baltic	375’	MLT SUPER300	Nigeria		Contracted	early Jul 02	early Jul 04	mid $70s
21	GSF High Island I	250’	MLT 82-SD-C	Gulf of Mexico		Contracted	mid Apr 04	mid Jul 04	mid $30s
22	GSF High Island II	270’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jan 04	late Dec 04		Dayrate adjusted monthly based on market dayrate; dayrate for Jun 04 estimated in low $30s
23	GSF High Island III	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early May 04	early Jul 04		Dayrate adjusted monthly based on market dayrate; dayrate for Jun 04 estimated in low $30s
24	GSF High Island IV	270’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Feb 04	mid Jun 04	mid $30s	Followed by 2-month commitment in high $30s
25	GSF High Island V	270’	MLT 82-SD-C	Gabon	Yes	Contracted	late Mar 04	mid Jul 04	low $40s	Followed by 1-month contract in high $30s
26	GSF High Island VII	250’	MLT 82-SD-C	Cameroon	Yes	Contracted	mid Jan 04	mid Jul 04	low $40s
27	GSF High Island VIII	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jun 04	mid Sep 04	high $30s
28	GSF High Island IX	250’	MLT 82-SD-C	Gabon	Yes	Available	early May 04			Estimated 3-month idle period
29	GSF Labrador	300’	CFEMT-2005-C	UK North Sea	Yes	Committed	late May 04	early Oct 04	low $60s	Followed by 1 1/2-month commitment in mid $40s
30	GSF Main Pass I	300’	F&G L780-II	Gulf of Mexico	Yes	Contracted	early May 04	late Jun 04		Dayrate adjusted monthly based on market dayrate; dayrate for Jun 04 estimated in high $30s
31	GSF Main Pass IV	300’	F&G L780-II	Gulf of Mexico	Yes	Contracted	mid Mar 04	late Jun 04	low $40s
32	GSF Key Gibraltar	300’	MLT 84-C (modified)	Malaysia	Yes	Contracted	mid Dec 03	early Aug 04	low $50s	Followed by upgrades and underwater inspection mid Aug 04—early Sep 04; followed by 12-month contract in high $50s
33	GSF Key Hawaii	300’	Mitsui 300-C	Qatar	Yes	Contracted	early Jun 04	mid Oct 04	low $50s	Followed by a 5-week upgrade period; followed by 2-year contract in low $50s
34	GSF Key Manhattan	350’	MLT 116-C	Egypt		Contracted	mid May 03	early Jul 04	high $50s
35	GSF Key Singapore	350’	MLT 116-C	Egypt	Yes	Contracted	mid Sep 03	late Jun 04	low $60s	Followed by 5-month contract in low $60s; followed by 4 1/2-month commitment in low $60s; followed by 3-week repair period
36	GSF Magellan	350’	F&G L-780 Mod V	UK North Sea		Contracted	early May 04	mid Jun 04	mid $90s	Followed by 3-month commitment in low $90s
37	GSF Monarch	350’	F&G L-780 Mod V	UK North Sea	Yes	Contracted	early Dec 03	mid Aug 04	high $70s	Early Apr 04—mid May 04 survey and repairs; followed by 1 1/2-month contract in high $60s
38	GSF Monitor	350’	F&G L-780 Mod V	Trinidad		Contracted	mid Oct 03	mid Sep 04	mid $60s
39	GSF Parameswara	300’	Baker Marine BMC 300 IC	Indonesia	Yes	Contracted	late Oct 02	mid Dec 05	low $70s
40	GSF Rig 103	250’	MLT 52-C	Qatar	Yes	Contracted	mid Dec 02	late Oct 04	low $40s	Followed by a 2-year contract in high $40s
41	GSF Rig 105	250’	MLT 52-C	Gulf of Suez		Contracted	mid Dec 02	mid Dec 04	low $30s
42	GSF Rig 124	250’	Modec 200C-45	Gulf of Suez	Yes	Contracted	early Apr 04	mid Jul 04	mid $30s	Followed by 1-month contract in mid $30s
43	GSF Rig 127	250’	F&G L-780 Mod II	Qatar	Yes	Contracted	early Jun 04	early Jun 06	high $40s
44	GSF Rig 134	300’	F&G L-780 Mod II	Malaysia		Contracted	early Nov 03	late Aug 04	low $50s	Followed by 12-month contract in mid $50s
45	GSF Rig 136	300’	F&G L-780 Mod II	Indonesia	Yes	Committed	early Jun 04	late Oct 05	low $60s	Upgrades early Nov 04—late Nov 04
46	GSF Rig 141	250’	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	early Feb 04	early Aug 04	mid $30s	Followed by 3-month commitment in mid $30s
	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
SEMISUBMERSIBLES (11)

1	GSF Aleutian Key	2,300’	F&G Enhanced Pacesetter	Equatorial Guinea		Contracted	early Oct 03	late Jul 04	low $80s
2	GSF Arctic I	3,400’	F&G L-907	Gulf of Mexico	Yes	Contracted	early Jun 04	mid Jul 04	mid $50s	Followed by 1 month MOB to Venezuela; followed by 5 month commitment in mid $60s
3	GSF Arctic III	1,800’	F&G L-907	UK North Sea	Yes	Committed	late May 04	late Aug 04	mid $40s
4	GSF Arctic IV	1,800’	F&G L-907	UK North Sea		Contracted	early Mar 04	late Jun 04	mid $30s	Followed by 2-week contract in low $40s; followed by 5-month commitment in high $50s
5	GSF Celtic Sea	5,750’	F&G L-907	Gulf of Mexico		Contracted	early Mar 04	late July 04	high $60s
6	GSF Development Driller I	7,500’	F&G ExD	Singapore	Yes	New Build				Estimated shipyard delivery 4Q04
7	GSF Development Driller II	7,500’	F&G ExD	Singapore		New Build				Estimated shipyard delivery 2Q05; early July 2005 3-year contract in low $180s
8	GSF Grand Banks	1,500’	AKER H-3.2	East Canada		Contracted	early Jul 03	mid Jul 05	$107s
9	GSF Arctic II	1,200’	F&G L-907	UK North Sea		Cold stacked				Cold stacked
10	GSF Rig 135	2,400’	F&G 9500 Enhanced Pacesetter	Equatorial Guinea		Contracted	mid Jan 03	late Jul 04	mid $70s
11	GSF Rig 140	2,400’	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	early Apr 04	mid Jun 04	low $40s	Followed by 5-month commitment in low $40s; followed by 1 1/2-month commitment in mid $50s
DRILLSHIPS (3)

1	GSF C.R. Luigs	9,000’	GMDC	Gulf of Mexico	Yes	Contracted	early May 04	early Aug 04	low $150s	Followed by 1 1/2-month contract in low $150s; followed by 2 1/2-month contract in low $100s; followed by 3 1/2-month contract in mid $150s
2	GSF Explorer	7,800’	GMDC	Gulf of Mexico	Yes	Committed	early May 04	mid Jun 04	mid $70s	Idle mid Apr 04—early May 04; idle mid Jun 04—mid Aug 04; followed by 4-month commitment in mid $130s
3	GSF Jack Ryan	8,000’	GMDC	Gulf of Mexico		Contracted	early May 04	mid Jun 04	low $80s	Followed by mid June 04 MOB to Brazil; followed by 4-month contract in mid $140s

	Operated by Joint Venture (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*

1	Dada Gorgud	1,557’	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 06	low $100s
2	Istiglal	2,297’	F&G Pacesetter	Caspian Sea		Contracted	mid Dec 98	late May 05	6,000

*Customer commitments referred to in this column are evidenced by formal contracts only when so noted.

There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.

In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the first quarter 2004, miscellaneous revenues were approximately $20.7 million, including $9.1 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the first quarter of fiscal 2004; (b) estimated dayrates (c) current term, start and end dates of contracts; (d) periods in which rigs will be cold stacked; and (e) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) variations in revenue due to the type of service requested; (b) changes in rig utilization and dayrates in response to the level of activity in the oil and natural gas industry, which is significantly affected by indications and expectations regarding the level and volatility of oil and natural gas prices, which in turn are affected by such things as political, economic and weather conditions affecting or potentially affecting regional or worldwide demand for oil and natural gas, actions or anticipated actions by OPEC, inventory levels, deliverability constraints, and futures market activity; (c) operating hazards and delays; and (d) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000—53,999

mid = 4, 5, 6.999 ie: 54,000—56,999

high = 7, 8, 9.999 ie: 57,000—59,999

Cold Stacked = a rig which is removed from service, the crew is released, and little or no scheduled maintenance is performed in anticipation of a prolonged period before the rig reenters service.

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